Commitments and Contingent Liabilities	12 Months Ended
Dec. 31, 2017
Commitments and Contingent Liabilities [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES
NOTE 14:-	COMMITMENTS AND CONTINGENT LIABILITIES

a.	Commitments:

1.	Royalty commitments:

Under the Company’s research and development agreements with the Office of the Chief Scientist (“OCS”) and pursuant to applicable laws, the Company is required to pay royalties at the rate of 3.5% of sales of products developed with funds provided by the OCS, up to an amount equal to 100% of the research and development grants (dollar-linked) received from the OCS. The obligation to pay these royalties is contingent upon actual sales of the products. Royalties payable with respect to grants received under programs approved by the OCS after January 1, 1999, are subject to interest on the U.S. dollar-linked value of the total grants received at the annual rate of LIBOR applicable to dollar deposits at the time the grants are received. No grants were received during the years 2017, 2016 and 2015.

As of December 31, 2017, the Company has an outstanding contingent obligation to pay royalties to the OCS, including interest, in the amount of approximately $ 3,763, with respect to the grants. During years 2017, 2016 and 2015, the developed software for which the grant was received is no longer being sold and is not expected to be sold in the future, accordingly no royalty expenses were recorded during the respective years, and the Company anticipates that no royalties will be paid in the future.

2.	The facilities of the Company are rented under operating lease agreements that expire on various dates ending in 2019, some with options until the year 2025. Minimum future rental payments are:

2018	$172
2019	86
2020	86
2021	87
2022	60
$491

The Company’s motor vehicles are leased under various operating lease agreements. The lease agreements for the motor vehicles expire on various dates ending in 2021. Minimum future lease payments are:

2018	$284
2019	197
2020	94
2021	1
$576

The Company has pre-paid the last instalments in the amount of $84 for each of the motor vehicles as a deposit. These amounts are classified in the long term assets.

Lease expenses for the facilities occupied by the Company and the Company’s motor vehicles in years 2017, 2016 and 2015 amounted to $642, $ 643 and $ 365, respectively.

3.	Litigation:

The Company is not a party to any legal proceedings.

On April 9, 2017 D.D. Goldstein Properties and Investments Ltd., a shareholder of the Company (the “Plaintiff”) filed a claim against the Company’s Chairman Yosi Lahad, the Company’s Co-CEO, Yuval Viner, the Company’s Co-CEO and CFO, Eyal Cohen and Ms. Gabriela Jacobs, an (indirect) shareholder of the Company.

The Plaintiff claims that the defendants, acting in bad faith, breached their duties of loyalty and care and several laws, by inducing the Plaintiff to purchase shares of the Company. The Plaintiff claims that he was led to believe that the defendants shall facilitate his becoming a controlling shareholder of the Company. The claim is for a total amount of NIS 2,600,000 (approximately $750,000).

While the Company is not a named defendant in these proceedings, the Company is party to indemnification agreements with the members of its management, pursuant to which it pays the legal fees involved in the defense against the claim, and may be required to provide indemnification in the event a ruling is handed against them. The Company expects such payments, if any, to be covered under its Directors and Officers insurance policy (subject to a deductible).